UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2018

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 2000 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

As previously disclosed, on May 10, 2018, Talos Energy Inc. (f/k/a Sailfish Energy Holdings Corporation) (the “Company”) consummated the transactions contemplated by (i) the Transaction Agreement, dated as of November 21, 2017 (the “Transaction Agreement”) and (ii) the Exchange Agreement, dated as of November 21, 2017, pursuant to which, among other things, Stone Energy Corporation (“Stone”) and Talos Energy LLC (“Talos”) became wholly owned subsidiaries of the Company.

The Company is filing this Current Report on Form 8-K to present the pre-merger financial information of Talos, as accounting acquirer of Stone, on a stand-alone basis for the quarter ended March 31, 2018. As of that date, the Company had not conducted any material activities other than those incident to its formation and certain matters contemplated by the Transaction Agreement.

The financial information of Stone for the quarter ended March 31, 2018 was presented by Stone in its Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on May 7, 2018. The Company is the successor issuer to Stone pursuant to Rule 12g-3(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 2.02.	Results of Operations and Financial Condition.

The unaudited condensed consolidated financial statements of Talos for the quarter ended March 31, 2018 are furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 2.02 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

The unaudited condensed consolidated financial statements of Talos for the quarter ended March 31, 2018 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Unaudited condensed consolidated financial statements of Talos Energy LLC for the quarter ended March 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2018

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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